Administrative Office 4333 Edgewood Road NE Cedar Rapids, IA 52499
August 31, 2010
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549
Re:	Merrill Lynch Life Variable Annuity Separate Account C Registration No. 333-73544
Commissioners:
Transamerica Advisors Life Insurance Company (“the Company), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2010, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Semi-Annual Report Filings:
BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund, SEC File No.: 811-03290
Transamerica Series Trust — Service Class
Transamerica Convertible Securities VP, SEC File No: 811-04419
Transamerica BlackRock Tactical Allocation VP, SEC File No: 811-04419
Transamerica BlackRock Large Cap Value VP, SEC File No: 811-04419
Transamerica JPMorgan Mid Cap Value VP, SEC File No: 811-04419
Transamerica JPMorgan Enhanced Index VP, SEC File No: 811-04419
Transamerica Jennison Growth VP, SEC File No: 811-04419
Transamerica MFS International Equity VP, SEC File No: 811-04419
Transamerica Morgan Stanley Active International Allocation VP, SEC File No: 811-04419
Transamerica Morgan Stanley Mid-Cap Growth VP, SEC File No: 811-04419
Transamerica Multi Managed Large Cap Core VP, SEC File No: 811-04419
Transamerica PIMCO Total Return VP, SEC File No: 811-04419
Transamerica T. Rowe Price Small Cap VP, SEC File No: 811-04419
Transamerica Diversified Equity VP, SEC File No: 811-04419
Transamerica Growth Opportunities VP, SEC File No: 811-04419
Transamerica Small-Mid Cap Value VP, SEC File No: 811-04419
Transamerica U.S. Government Securities VP, SEC File No: 811-04419
Transamerica WMC Diversified Growth VP, SEC File No: 811-04419
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
     an AEGON company

The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.
Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
General Counsel